Exhibit 99.2

CONSULTING CONTRACT

This Consulting Contract ("Contract") is entered into as of March 4, 2013, by and between The CelLynx Group, Inc. and Cellynx Inc, (collectively referred to as “CLG”) and Grant Enterprises of America, Inc. and Patrick Grant ("GEOA").

RECITALS

1. GEOA has expertise in the areas of startup, workout consulting, stakeholder negotiations and contract formation, as well as business acumen, which are of interest to CLG and GEOA is willing to provide consulting services to CLG and to act as a Director and Officer of the Company as defined herein.

2. CLG is willing to engage GEOA into a Contract with the terms and conditions set forth herein.

AGREEMENT

In consideration of the foregoing and of the mutual promises set forth herein, and intending to be legally bound, the parties hereto agree as follows:

  Engagement.
    The Board of Directors of CLG hereby engage Patrick Grant to work in the capacity of Chairman, CEO and Secretary of both Cellynx Group, Inc. and Cellynx Inc.
    CLG hereby engages GEOA to render, as the contractor, the consulting services including, but not be limited to, all things necessary for the orderly development and management of the business including the further development of the Companies technology, the safeguarding of assets and the orderly disposition of obligations of the Company. GEOA hereby accepts the engagement to provide consulting services to CLG on the terms and conditions set forth herein.
  Term. This Contract will commence on March 1, 2013 and shall continue until February 28, 2014, and will continue on a month to month basis unless otherwise amended by mutual agreement. GEOA may terminate this Contract upon 30 days written notice to the other party. 5BARz International Inc., as majority shareholder may terminate this Contract upon 30 days written notice to the other party.
  Compensation.
    In consideration of the services to be performed by GEOA, CLG agrees to pay GEOA in the manner and at the rate of: $60,000 for the twelve (12) month term of this contract in the form of direct cash payments, payable at a rate of $5,000 per month, with the first payment of $5,000 payable upon the signing of this agreement and subsequent payments made on the first of each month, for 12 months; and, In addition a stock option position will be allocated to GEOA as determined by the Board of Directors of the Company in setting their corporate stock option plan, and ratified by shareholders
    Expenses incurred by GEOA that are authorized by the CLG in advance shall be paid directly to vendor or reimbursed by CLG to GEOA.
  Relation of the Parties. GEOA is retained by CLG only for the purposes and to the extent set forth in this Agreement. CLG shall not be required to withhold, from sums becoming payable to GEOA hereunder, any amounts for State or Federal Income Tax, or for FICA (Social Security) Taxes, during the term of this Agreement, as such responsibilities are solely the responsibility of GEOA, as a consultant to the Company. GEOA shall be free to dispose of such portions of his entire time, energy and skill as he is not obligated to devote hereunder to CLG in such manner as he deems advisable. GEOA shall not be considered as having an employee status As an independent contractor, GEOA shall be responsible for all taxes, penalties, interest and similar impositions attributable to any amounts payable to GEOA in accordance with this Agreement.
  Indemnification & Director and Officer Insurance CLG, and 5BARz International Inc. and Daniel Bland agree to indemnify GEOA and Patrick Grant from any actions taken against GEOA or Patrick Grant as they serve in their capacity with CLG under terms of agreement provided herein. The Indemnification as outlined in Addendum A attached hereto represents the format to which the parties agree and such Addendum shall be signed in conjunction with the execution of this agreement. It is understood that 5BARz International Inc. is currently seeking D&O insurance for officers and Directors, and it is hereby agreed that GEOA and Patrick Grant will be insured under that policy, when it is obtained. Further, once obtained, the indemnification issued by Daniel Bland referred to above will be rescinded.
  Entirety of Contract. No amendment or modification of this Contract shall be valid until signed on behalf of each of the parties hereto. The Contract is governed by the internal laws of the State of Florida.

Acknowledged and agreed to this

4th day of March, 2013.

/s/ Patrick Grant	/s/ Patrick Grant
CelLynx Group, Inc.	Grant Enterprises of America, Inc.
By: Patrick Grant	By: Patrick J Grant
Title: Director	Title: Chairman

Addendum A - DIRECTOR INDEMNIFICATION AGREEMENT

THIS DIRECTOR INDEMNIFICATION AGREEMENT, dated as of __________ (this "Agreement"), is made by and between Daniel Bland/CelLynx Group, Inc, and 5BARz International Inc., a Nevada corporation (collectively referred to herein as "Company"), and Grant Enterprises of America, Inc and Patrick Grant ("Indemnitee").

RECITALS

A. It is important to the Company to attract and retain as directors the most capable persons reasonably available.

B. Indemnitee is a director of the Company.

C. Both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors of companies in today's environment.

D. The Company's Restated Certificate of Incorporation and By-laws (the "Constituent Documents") provide that the Company will indemnify its directors and the Company's By-laws provide that the Company will advance expenses in connection therewith, and Indemnitee's willingness to serve as a director of the Company is based in part on Indemnitee's reliance on such provisions.

E. In recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, and Indemnitee's reliance on the aforesaid provisions of the Constituent Documents, and to provide Indemnitee with expresscontractual indemnification (regardless of, among other things, any amendment to or revocation of such provisions or any change in the composition of the Company's Board of Directors (the "Board") or any acquisition or business combination transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of and the advancement of Expenses (as defined in Section 1(c)) to Indemnitee as set forth in this Agreement and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies.

NOW, THEREFORE, the parties hereby agree as follows:

1. Certain Definitions. In addition to terms defined elsewhere herein, the following terms have the following meanings when used in this Agreement with initial capital letters:

(a) "Affiliate" has the meaning given to that term in Rule 405 under the Securities Act of 1933, provided, however, that for purposes of this Agreement the Company and its subsidiaries will not be deemed to constitute Affiliates of Indemnitee or the Indemnitee.

(b) "Claim" means any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether instituted, made or conducted by the Company or any other party, including without limitation any governmental entity, that Indemnitee determines might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, arbitrative, investigative or other.

(c) "Expenses" includes attorneys' and experts' fees, expenses and charges and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any Claim.

(d) "Indemnifiable Losses" means any and all Expenses, damages, losses, liabilities, judgments, fines, penalties and amounts paid in settlement (including without limitation all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing) (collectively, "Losses") relating to, resulting from or arising out of any act or failure to act by the Indemnitee, or his or her status as any person referred to in clause (i) of this sentence, (i) in his or her capacity as a director, officer, employee or agent of the Company, any of its Affiliates or any other entity as to which the indemnitee is or was serving at the request of the Company as a director, officer, employee, member, manager, trustee or agent of another corporation, limited liability company, partnership, joint venture, trust or other entity or enterprise, whether or not for profit and (ii) in respect of any business, transaction or other activity of any entity referred to in clause (i) of this sentence.

2. Basic Indemnification Arrangement. The Company will indemnify and hold harmless Indemnitee, to the fullest extent permitted by the laws of the State of Nevada in effect on the date hereof or as such laws may from time to time hereafter be amended to increase the scope of such permitted indemnification, against all Indemnifiable Losses relating to, resulting from or arising out of any Claim. The failure by Indemnitee to notify the Company of such Claim will not relieve the Company from any liability hereunder unless, and only to the extent that, the Company did not otherwise learn of the Claim and such failure results in forfeiture by the Company of substantial defenses, rights or insurance coverage. Except as provided in Section 17, however, Indemnitee will not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has joined in or consented to the initiation of such Claim. If so requested by Indemnitee, the Company will advance within two business days of such request any and all Expenses to Indemnitee which Indemnitee determines reasonably likely to be payable, provided, however, that Indemnitee will return, without interest, any such advance which remains unspent at the final conclusion of the Claim to which the advance related.

3. Indemnification for Additional Expenses. Without limiting the generality or effect of the foregoing, the Company will indemnify Indemnitee against and, if requested by Indemnitee, will within two business days of such request advance to Indemnitee, any and all attorneys' fees and other Expenses paid or incurred by Indemnitee in connection with any Claim asserted or brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or under any provision of the Company's Constituent Documents now or hereafter in effect relating to Claims for Indemnifiable Losses and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

4. Partial Indemnity, Etc. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any Indemnifiable Loss but not for all of the total amount thereof, the Company will nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Loss or in defense of any issue or matter therein, including without limitation dismissal without prejudice, Indemnitee will be indemnified against all Expenses incurred in connection therewith. In connection with any determination as to whether Indemnitee is entitled to be indemnified hereunder, there will be a presumption that Indemnitee is so entitled, which presumption the Company may overcome only by its adducing clear and convincing evidence to the contrary.

5. No Other Presumption. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent, will not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

6. Non-Exclusivity, Etc. The rights of Indemnitee hereunder will be in addition to any other rights Indemnitee may have under the Constituent Documents, or the substantive laws of the Company's jurisdiction of incorporation, any other contract or otherwise (collectively, "Other Indemnity Provisions"); provided, however, that (i) to the extent that Indemnitee otherwise would have any greater right to indemnification under any Other Indemnity Provision, Indemnitee will be deemed to have such greater right hereunder and (ii) to the extent that any change is made to any Other Indemnity Provision which permits any greater right to indemnification than that provided under this Agreement as of the date hereof, Indemnitee will be deemed to have such greater right hereunder. The Company will not adopt any amendment to any of the Constituent Documents the effect of which would be to deny, diminish or encumber Indemnitee's right to indemnification under this Agreement or any Other Indemnity Provision.

7. Liability Insurance and Funding. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee will be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director of the Company. The Company may, but will not be required to, create a trust fund, grant a security interest or use other means, including without limitation a letter of credit, to ensure the payment of such amounts as may be necessary to satisfy its obligations to indemnify and advance expenses pursuant to this Agreement.

8. Subrogation. In the event of payment under this Agreement, the Company will be subrogated to the extent of such payment to all of the related rights of recovery of Indemnitee against other persons or entities (other than Indemnitee's successors). The Indemnitee will execute all papers reasonably required to evidence such rights of recovery (all of Indemnitee's reasonable Expenses, including attorneys' fees and charges, related thereto to be reimbursed by or, at the option of Indemnitee, advanced by the Company).

9. No Duplication of Payments. The Company will not be liable under this Agreement to make any payment in connection with any Indemnifiable Loss made against Indemnitee to the extent Indemnitee has otherwise actually received payment (net of Expenses incurred in connection therewith) under any insurance policy, the Constituent Documents and Other Indemnity Provisions or otherwise of the amounts otherwise indemnifiable hereunder.

10. Defense of Claims. The Company will be entitled to participate in the defense of any Claim or to assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee, provided that in the event that (i) the use of counsel chosen by the Company to represent Indemnitee would present such counsel with an actual or potential conflict, (ii) the named parties in any such Claim (including any impleaded parties) include both the Company and Indemnitee and Indemnitee shall conclude that there may be one or more legal defenses available to him or her that are different from or in addition to those available to the Company, or (iii) any such representation by the Company would be precluded under the applicable standards of professional conduct then prevailing, then Indemnitee will be entitled to retain separate counsel (but not more than one law firm plus, if applicable, local counsel in respect of any particular Claim) at the Company's expense. The Company will not, without the prior written consent of the Indemnitee, effect any settlement of any threatened or pending Claim which the Indemnitee is or could have been a party unless such settlement solely involves the payment of money and includes an unconditional release of the Indemnitee from all liability on any claims that are the subject matter of such Claim.

11. Successors and Binding Agreement. (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Company, by agreement in form and substance satisfactory to Indemnitee and his or her counsel, expressly to assume and agree to perform this Agreement in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Agreement will be binding upon and inure to the benefit of the Company and any successor to the Company, including without limitation any person acquiring directly or indirectly all or substantially all of the business or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor will thereafter be deemed the "Company" for purposes of this Agreement), but will not otherwise be assignable or delegatable by the Company.

(b) This Agreement will inure to the benefit of and be enforceable by the Indemnitee's personal or legal representatives, executors, administrators, successors, heirs, distributees, legatees and other successors.

(c) This Agreement is personal in nature and neither of the parties hereto will, without the consent of the other, assign or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Sections 11(a) and 11(b). Without limiting the generality or effect of the foregoing, Indemnitee's right to receive payments hereunder will not be assignable, whether by pledge, creation of a security interest or otherwise, other than by a transfer by the Indemnitee's will or by the laws of descent and distribution, and, in the event of any attempted assignment or transfer contrary to this Section 11(c), the Company will have no liability to pay any amount so attempted to be assigned or transferred.

12. Notices. For all purposes of this Agreement, all communications, including without limitation notices, consents, requests or approvals, required or permitted to be given hereunder will be in writing and will be deemed to have been duly given when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof orally confirmed), or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid or one business day after having been sent for next-day delivery by a nationally recognized overnight courier service, addressed to the Company (to the attention of the Secretary of the Company) and to the Indemnitee at the addresses shown on the signature page hereto, or to such other address as any party may have furnished to the other in writing and in accordance herewith, except that notices of changes of address will be effective only upon receipt.

13. Governing Law. The validity, interpretation, construction and performance of this Agreement will be governed by and construed in accordance with the substantive laws of the State of Nevada, without giving effect to the principles of conflict of laws of such State. Each party consents to non-exclusive jurisdiction of any Nevada state or federal court or any court in any other jurisdiction in which a Claim is commenced by a third person for purposes of any action, suit or proceeding hereunder, waives any objection to venue therein or any defense based on forum non conveniens or similar theories and agrees that service of process may be effected in any such action, suit or proceeding by notice given in accordance with Section 12.

14. Validity. If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstance will not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal will be reformed to the extent, and only to the extent, necessary to make it enforceable, valid or legal.

15. Miscellaneous. No provision of this Agreement may be waived, modified or discharged unless such waiver, modification or discharge is agreed to in writing signed by Indemnitee and the Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party will be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party that are not set forth expressly in this Agreement. References to Sections are to references to Sections of this Agreement.

16. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same agreement.

17. Legal Fees and Expenses. It is the intent of the Company that the Indemnitee not be required to incur legal fees and or other Expenses associated with the interpretation, enforcement or defense of Indemnitee's rights under this Agreement by litigation or otherwise because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, without limiting the generality or effect of any other provision hereof, if it should appear to the Indemnitee that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, the Indemnitee the benefits provided or intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time to retain counsel of Indemnitee's choice, at the expense of the Company as hereafter provided, to advise and represent the Indemnitee in connection with any such interpretation, enforcement or defense, including without limitation the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between the Company and such counsel, the Company irrevocably consents to the Indemnitee's entering into an attorney-client relationship with such counsel, and in that connection the Company and the Indemnitee agree that a confidential relationship shall exist between the Indemnitee and such counsel. Without respect to whether the Indemnitee prevails, in whole or in part, in connection with any of the foregoing, the Company will pay and be solely financially responsible for any and all attorneys' and related fees and expenses incurred by the Indemnitee in connection with any of the foregoing.

18. Certain Interpretive Matters. No provision of this Agreement will be interpreted in favor of, or against, either of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.